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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005
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                        KEYCORP STUDENT LOAN TRUST 2002-A
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             (Exact Name of Registrant as Specified in its Charter)

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
                Delaware                                333-62624-03                    73-1636567
---------------------------------------------- ------------------------ ------------------------------------
(State or Other Jurisdiction of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)
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c/o Key Bank National Association, as Administrator,
800 Superior Avenue, Attn: Jeneen Sloan, Cleveland, Ohio                44114
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    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 828-9367




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          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                             Exhibit Index on Page 4

                                Page 1 of 7 pages

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Item 8.01 OTHER EVENTS

On February 28, 2005, the KeyCorp Student Loan Trust 2002-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending January 31, 2005, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 9.01     EXHIBIT

Exhibit 99(a) -  Noteholder's Statement

                                Page 2 of 7 pages

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2005

                                      KeyCorp Student Loan Trust 2002-A

                                      By:  KeyBank National Association,
                                           successor in interest to
                                           Key Bank USA, National Association,
                                           as Master Servicer and Administrator




                                      By:  /S/ Daniel G. Smith
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                                             Daniel G. Smith
                                             Senior Vice President

                                Page 3 of 7 pages

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                                  EXHIBIT INDEX

Exhibit

99(a)           Noteholder's Statement                                        5

                                Page 4 of 7 pages